UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2011

LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

2979 SE Gran Park Way, Stuart, Florida 34997
(Address of Principal Executive Offices)

(772) 287-2414
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02       Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 1, 2011, the Audit Committee (the “Audit Committee”) of the Board of Directors of Liberator Medical Holdings, Inc. (the “Company”), after consultation with and upon the recommendation of management, concluded that the Company’s previously issued unaudited financial statements as of and for the interim periods ended December 31, 2010, March 31, 2011, and June 30, 2011, contained errors in the valuation of inventory and cost of goods sold. As a result, the reports the Company filed on Form 10-Q with the United States Securities and Exchange Commission (the “SEC”) for the interim periods ended December 31, 2010, March 31, 2011, and June 30, 2011, should no longer be relied upon.

During the reconciliation of the annual physical inventory count at fiscal year-end, the Company determined that the journal entries to record the cost of goods sold each month contained errors as a result of unit of measure conversion issues with certain products that were sold in each month of fiscal year 2011.  As a result, the Company’s inventory balance was overstated and cost of sales was understated by $300,000 as of and for the nine months ended June 30, 2011. For each of the interim periods ended December 31, 2010, and March 31, 2011, the Company’s inventory balances were overstated and cost of sales were understated by approximately $103,000 and $205,000, respectively. Partially offsetting the adjustments to inventory and cost of sales, the Company identified additional sales of approximately $47,000 that were not properly submitted to insurance carriers due to the unit of measure issues identified. The Company plans to file amended Reports on Form 10-Q with the SEC no later than February 29, 2012.

In accordance with Item 307 of Regulation S-K, the Company reconsidered its disclosure controls and procedures previously reported for each of the interim periods ended December 31, 2010, March 31, 2011, and June 30, 2011. When the amended Reports on Form 10-Q are filed with the SEC, the Company will report for each quarterly period an additional material weakness related to inventory controls and the Company’s plans to remediate the material weakness in inventory controls. Until the inventory controls are determined to be effective, the Company will conduct quarterly physical inventory valuations for each future interim period.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm.

The effects of the restatements on the interim periods presented below and the adjustment amounts described above are estimates that are subject to change based upon our final analysis of the adjustments and the completion of our year-end audit and other procedures related to the restatements by our independent registered accounting firm. The following is a preliminary summary of the effects that the restatement adjustments are expected to have on the Company’s unaudited financial statements for each of the interim periods to be amended for fiscal year 2011:

As of and for the three months ended December 31, 2010 (dollars in thousands, except per share amounts):

Balance Sheet Data ($000’s):	As Previously Reported	Current Period Impacts	Restated Amounts

Accounts Receivable, net	$6,408	16	6,424
Inventory, net	2,471	(103)	2,368

Current Assets	18,207	(87)	18,120

Total Assets	32,221	(87)	32,134

Current Liabilities	6,611	—	6,611

Deferred Tax Liability	1,963	(33)	1,930

Total Liabilities	8,683	(33)	8,650

Accumulated Deficit	(10,664)	(54)	(10,718)

Total Equity	23,538	$(54)	$23,484

Total Liabilities and Equity	$32,221	(87)	32,134

	For the three months ended December 31, 2010

Statement of Operations Data ($000’s):	As Previously Reported	Current Period Impacts	Restated Amounts

Net Sales	$12,204	$16	$12,220
Cost of Sales	4,336	103	4,439

Gross Profit	7,868	(87)	7,781
% of Net Sales	64.5%		63.7%

Total Operating Expenses	6,725	—	6,725

Income from Operations	1,143	(87)	1,056
% of Net Sales	9.4%		8.6%

Total Other Income (Expense)	(929)	—	(929)

Income before Income Taxes	214	(87)	127

Provision for Income Taxes	372	(33)	339

Net Income (Loss)	$(158)	$(54)	$(212)

Basic Earnings (Loss) per Share	$(0.00)	$(0.00)	(0.00)
Diluted Earnings (Loss) per Share	$(0.00)	$(0.00)	(0.00)

As of and for the three and six months ended March 31, 2011 (dollars in thousands, except per share data):

Balance Sheet Data ($000’s):	As Previously Reported	Current Period Impacts	Restated Amounts

Accounts Receivable, net	$7,402	37	7,439
Inventory, net	2,621	(205)	2,416

Current Assets	16,678	(168)	16,510

Total Assets	33,708	(168)	33,540

Current Liabilities	7,165	—	7,165

Deferred Tax Liability	2,459	(65)	2,394

Total Liabilities	9,711	(65)	9,646

Accumulated Deficit	(10,313)	(103)	(10,210)

Total Equity	23,997	$(103)	$23,894

Total Liabilities and Equity	$33,708	(168)	33,540

	For the three months ended March 31, 2011			For the six months ended March 31, 2011
Statement of Operations Data ($000’s):	As Previously Reported	Current Period Impacts	Restated Amounts	As Previously Reported	Current Period Impacts	Restated Amounts

Net Sales	$12,643	$21	$12,664	$24,847	$37	$24,884
Cost of Sales	4,672	102	4,774	9,008	205	9,213

Gross Profit	7,971	(81)	7,890	15,839	(168)	15,671
% of Net Sales	63.0%		62.3%	63.7%		63.0%

Total Operating Expenses	7,221	—	7,221	13,946	—	13,946

Income from Operations	750	(81)	669	1,893	(168)	1,725
% of Net Sales	5.9%		5.3%	7.6%		6.9%

Total Other Income (Expense)	1	—	1	(928)	—	(928)

Income before Income Taxes	751	(81)	670	965	(168)	797

Provision for Income Taxes	400	(31)	369	772	(65)	707

Net Income (Loss)	$351	$(50)	$301	$193	$(103)	$90

Basic Earnings (Loss) per Share	$0.01	$(0.00)	$0.01	$0.00	$(0.00)	$0.00
Diluted Earnings (Loss) per Share	$0.01	$(0.00)	$0.01	$0.00	$(0.00)	$0.00

As of and for the three and nine months ended June 30, 2011 (dollars in thousands, except per share data):

Balance Sheet Data ($000’s):	As Previously Reported	Current Period Impacts	Restated Amounts

Accounts Receivable, net	$7,965	47	8,012
Inventory, net	2,912	(300)	2,612

Current Assets	15,470	(253)	15,217

Total Assets	34,704	(253)	34,451

Current Liabilities	7,369	—	7,369

Deferred Tax Liability	3,006	(97)	2,909

Total Liabilities	10,434	(97)	10,337

Accumulated Deficit	(10,175)	(156)	(10,331)

Total Equity	24,270	$(156)	$24,114

Total Liabilities and Equity	$34,704	(253)	34,451

	For the three months ended June 30, 2011			For the nine months ended June 30, 2011
Statement of Operations Data ($000’s):	As Previously Reported	Current Period Impacts	Restated Amounts	As Previously Reported	Current Period Impacts	Restated Amounts

Net Sales	$13,309	$10	$13,319	$38,156	$47	$38,203
Cost of Sales	5,142	95	5,237	14,150	300	14,450

Gross Profit	8,167	(85)	8,082	24,006	(253)	23,753
% of Net Sales	61.4%		60.7%	62.9%		62.2%

Total Operating Expenses	7,698	—	7,698	21,644	—	21,644

Income from Operations	469	(85)	384	2,362	(253)	2,109
% of Net Sales	3.5%		2.9%	6.2%		5.5%

Total Other Income (Expense)	(2)	—	(2)	(930)	—	(930)

Income before Income Taxes	467	(85)	382	1,432	(253)	1,179

Provision for Income Taxes	329	(33)	296	1,101	(97)	1,004

Net Income (Loss)	$138	$(52)	$86	$331	$(156)	$175

Basic Earnings (Loss) per Share	$0.00	$(0.00)	$0.00	$0.01	$(0.00)	$0.00
Diluted Earnings (Loss) per Share	$0.00	$(0.00)	$0.00	$0.01	$(0.00)	$0.00

Item 9.01        Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on December 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: December 7, 2011	/s/ Mark A. Libratore
Mark A. Libratore, President